UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 2004
                                                          --------------


                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
                  ---------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                      000-21671                 35-1887991
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


107 N. Pennsylvania Street, Suite 700, Indianapolis, Indiana       46204
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        (Address of Principal Executive Offices)                 (Zip Code)


                                 (317) 261-9000
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              (Registrant's telephone number, including area code)

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The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Items 7 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filings of The National Bank of Indianapolis Corporation (the "Registrant") under the Securities Act of 1933.

Item 7.   Exhibits

          (c)    The following exhibits are being furnished herewith:

                 Exhibit No.        Exhibit Description
                 -----------        -------------------

                 99.1               Letter to shareholders dated August 9, 2004

Item 12.  Results of Operations and Financial Condition

         On August 9, 2004, the Registrant issued a letter to its shareholders setting forth second quarter and year-to-date 2004 earnings and a financial summary, a copy of which is filed herein as Exhibit 99.1.




                                      * * *




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
                                                 (Registrant)


Date:  August 9, 2004             By:  /s/ Debra L. Ross
                                       ----------------------------------------
                                  Its: Chief Financial Officer
                                       ----------------------------------------










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                                INDEX TO EXHIBITS


Exhibit No.            Description
-----------            -----------


99.1                   Letter to Shareholders of the Registrant, dated August 9,
                       2004.